FQF TRUST

SUPPLEMENT DATED SEPTEMBER 5, 2013
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED OCTOBER 29, 2012

The following updates the prospectus and statement of additional information of the QuantShares U.S. Market Neutral Momentum Fund, the QuantShares U.S. Market Neutral Value Fund, the QuantShares U.S. Market Neutral Size Fund, and the QuantShares U.S. Market Neutral Anti-Beta Fund (collectively, the “Funds”), as follows:

There have recently been redemptions from certain of the Funds that significantly reduced the net assets of FQF Trust (the “Trust”). These conditions raise substantial doubt about the Funds' ability to continue as a going concern. FFCM, LLC (the “Adviser”), the Funds’ investment adviser, has disclosed to the trustees of the Trust that it is pursuing various strategic alternatives, including the completion of a short-term debt financing and a negotiation of an equity offering, which would allow for its continued operations, including paying its future obligations under its fee waiver and expense limitation agreement with the Trust. If the Adviser is successful in its efforts to recapitalize, it likely will lead to a change in control of the Adviser. However, if the Adviser is not successful in its efforts to recapitalize, it could result in the liquidation of the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.